ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

November 9, 2006

Argenta Systems, Inc.
12/F, Shanxi Zhengquan Building
Gaoxin 2nd Road
Xian, Shanxi Province, China

Re:  Opinion Regarding Management Agreements of Shanxi Shiming Science and Technology Joint Stock Co., Ltd.

Ladies and Gentlemen:

This legal opinion is furnished to you in connection with the Management Agreements (defined below). Shiming (Xi’an) Enterprise Management & Consulting Co., Ltd. (“Shiming Management”), a subsidiary of Shiming Cayman, entered into a Consulting Services Agreement, an Operating Agreement, an Equity Pledge Agreement, an Option Agreement and a Proxy Agreement with Shanxi Shiming Science and Technology Joint Stock Co., Ltd. (“Shanxi Shiming”) a Chinese joint stock limited liability company (collectively such agreements referred to herein as the “Management Agreements.”

We have acted as counsel for Shanxi Shiming and Shiming Management in connection with the negotiation and preparation of the Agreements. As counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering the legal opinions set forth herein.

In rendering our opinions, to the extent that such opinions relate to laws, rules and regulations it is understood that we have not conducted any special investigation of laws, rules or regulations, and our opinions with respect thereto are limited to such laws, rules and regulations of the People’s Republic of China (the “PRC”) and that we are duly qualified to make the opinions set forth in this letter.

Based upon and subject to the foregoing, we are of the opinion that:

1.  Shiming Management and Shanxi Shiming are each business entities duly incorporated and validly existing under the laws of the PRC, and are in good standing under such laws. Each of them has requisite corporate power to own, lease and operate its properties and to conduct its business. Each of them is qualified to do business in the PRC.

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

2.  Shiming Management and Shanxi Shiming each have the requisite corporate power and authority to execute, deliver and perform its obligations under the Agreements in accordance with the terms thereof. The execution and delivery of the Agreements by Shiming Management and Shanxi Shiming and the consummation by each of them of the transactions contemplated therein have been duly authorized by the respective company’s governing board of directors and no further consent or authorization of each of Shiming Management and Shanxi Shiming, their respective governing board of directors or its shareholders is required therefor. The Management Agreements have been duly executed and delivered by both Shiming Management and Shanxi Shiming has been duly executed and delivered by Shiming Management and Shanxi Shiming. The Management Agreements constitute valid and binding obligations of the parties of such agreements.

3.  Each of the Management Agreements and the rights and obligations of the parties thereto are enforceable in accordance with their respective terms, and are valid, under the laws of the PRC.

4.  The execution, delivery and performance of the Agreements by Shiming Management and Shanxi Shiming and the consummation of the transactions contemplated thereby, including, without limitation, the exchange of the securities held by the shareholders of Xian in accordance with the Agreements, (a) do not and will not result in a violation of, or constitute a default under (i) each of the organization or governing documents of Shiming Management and Shanxi Shiming, (ii) any other agreement, note, lease, mortgage, deed or other instrument to which Shiming Management or Shanxi Shiming is a party or by which Shiming Management or Shanxi Shiming is bound or affected or (iii) any applicable law, rule or regulation of the PRC, and (b) do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to the Agreements) upon or with respect to any of its respective properties under the organization or governing documents of Shiming Management and Shanxi Shiming.

5.  No authorization, approval, consent, filing or other order of any PRC governmental body, regulatory agency, self-regulatory organization or stock exchange or market, court or, any third party, is required to be obtained by Shiming Management or Shanxi Shiming to enter into and perform its obligations under the Management Agreements.

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

6.  These opinions above are furnished to the persons addressed above for their benefit in connection with the transactions described above and may not be relied upon by any other person or for any other purpose without our prior written consent.

Very truly yours,

AllBright Law Offices

/s/ Steve Zhu
Attorney at Law/Partner
(direct line) (021)-61059116

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

APPENDIX ONE

Documents verifying the legality of Shaanxi Shiming Science and Technology Joint Stock Co., Ltd.

1.	Enterprise Business License
2.	Articles of Incorporation

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

APPENDIX TWO

Shareholders’ list Shaanxi Shiming Science and Technology Joint Stock Co., Ltd. (provided separately)

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

APPENDIX THREE

Documents verifying the legality of Shiming (Cayman) Co., Ltd.

1. Legal Opinion letter of local counsel in the Cayman Islands.

2. Business License

3.  Memorandum and Articles of Association

4.  Stock Certificates (12), including a trustee certificate

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

APPENDIX FOUR

Full text of the SAFE Notice on Relevant Foreign Exchange Administrative Issues regarding Domestic Residents Financing through Off-shore Special Purpose Company and Returning Investment (Promulgated by SAFE on October 21, 2005) Hui Fa [2005] No.75

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

APPENDIX FIVE

Documents verifying the legality of Shiming (Xi’an) Enterprise Management & Consulting Co., Ltd (“WFOE”):

1.	Approval Notice of the Shaanxi government authority

2.	Business license

ALLBRIGHT LAW OFFICES
——————— SHANGHAI ———————
上海市櫚天城律师事务所
Citigroup Tower, 14th Floor
No. 33 Hua Yuan Shi Qiao Road
Shanghai, P. R. China 200120
Telephone: (86 21) 6105-9000; Facsimile: (86 21) 6105-9100
Website: www.allbrightlaw.com.cn

APPENDIX SIX

1.	Consulting Services Agreement (Chinese version with English translation)
2.	Operating Agreement (Chinese version with English translation)
3.	Equity Pledge Agreement (Chinese version with English translation)
4.	Option Agreement (Chinese version with English translation)
5.	Proxy Agreement (Chinese version with English translation)